Exhibit 10.46

AMENDMENT TO 6% UNSECURED PROMISSORY NOTE

THIS AMENDMENT TO 6% UNSECURED PROMISSORY NOTE (this “Amendment”) is entered into and made effective as of January 31, 2024 (the “Effective Date”), by and between VITRO BIOPHARMA, INC., a Nevada corporation (the “Company”), and JIM MUSICK, an individual (the “Holder”).

RECITALS

WHEREAS, the Company issued that certain 6% Unsecured Promissory Note on November 1, 2020 (the “Note”) in the principal amount equal to Seven Hundred Thirty-Two Thousand Two Hundred Eighty-Eight Dollars ($732,288) to the Holder, to evidence accrued and unpaid interest at October 31, 2020 on advances made by the Holder to the Company; and

WHEREAS, the Company and the Holder desire to amend the Note to provide that upon the closing of the Company’s listing on any public stock exchange (the “Listing”), all principal and interest on the Note shall automatically convert into a number of shares of common stock of the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Note.

2. Amendments to the Note. The Holder and the Company hereby amend the Note as follows:

(a) Upon the closing of the Listing, all amounts of principal and interest on the Note shall automatically convert into a number of shares of common stock of the Company determined by dividing the outstanding principal amount plus all accrued and unpaid interest by the price per share in the Listing; and

(b) The Holder agrees that, in connection with the conversion of the Note at the closing of the Listing, the Holder will execute all necessary documents in connection with the Listing reasonably requested by the Company.

3. Further Assurances.

(a) The Company and the Holder acknowledge and agree that the Note and related agreements remain in full force and effect in accordance with the original terms, except as expressly modified by this Amendment.

(b) The Company and the Holder hereby agree that this Amendment is the legal, valid, and binding obligation of the Company, enforceable against the Company, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. Entire Agreement. This Amendment shall be binding upon the Company and the Holder and this Amendment and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Company and the Holder, either expressed or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment, or any provision of any other document, instrument, or agreement between the Company and the Holder shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver.

5. Illegality or Unenforceability. Any determination that any provision or application of this Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

6. Conflicts. To the extent any term or provision herein conflicts with any term or provision contained in the Note, the term or provision provided for herein shall control.

7. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the heirs, successors, and permitted assigns of the parties hereto.

8. Governing Law and Jurisdiction. This Amendment shall be construed and enforced in accordance with the terms of the laws of the State of Colorado without regard to its conflicts of laws principles. If any provision of this Amendment is not enforceable, the remaining provisions of the Amendment shall be enforced in accordance with their terms. The Company and the Holder represent and warrant to each other that each is duly authorized to execute and deliver this Amendment on each of their behalf.

9. Counterparts. This Amendment may be executed in two or more counterparts each of which shall constitute an original and all of which shall, when taken together, constitute one and the same agreement, notwithstanding that all parties may not have signed all counterparts of this Amendment.

[Signature page follows]

2

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first written above.

COMPANY

VITRO BIOPHARMA, INC.,
a Nevada corporation

By:	/s/ Chris Furman
Name:	Chris Furman
Title:	CEO

HOLDER

/s/ James Musick

Signature Page to Amendment to 6% Unsecured Promissory Note